UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 13, 2010

CELANESE CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	001-32410 (Commission File Number)	98-0420726 (IRS Employer Identification No.)

1601 West LBJ Freeway, Dallas, Texas 75234-6034
(Address of principal executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 443-4000

Not Applicable
 (Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Celanese Corporation hereby amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 15, 2010 (the “Form 8-K”), by amending the Audited Financial Statements of CTE Petrochemicals Company included within Exhibit 99.5 furnished in the Form 8-K, to reflect amended Notes 1, 2 and 5, and the date of the Auditor's Report, included therein.  There were no changes to the Audited Financial Statements of National Methanol Company; accordingly, such financial statements are not being furnished as part of this report.

Item 9.01                           Financial Statements and Exhibits

 (d) Exhibits

Exhibit Number	Description
99.5	Audited Financial Statements of CTE Petrochemicals Company* **

*
The information included in this Current Report, including exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

**
There were no changes to the Audited Financial Statements of National Methanol Company furnished as part of Exhibit 99.5 to the Form 8-K; accordingly, such financial statements are not being furnished as part of this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELANESE CORPORATION
By:	/s/ James R. Peacock III
	Name:	James R. Peacock III
	Title:	Vice President, Deputy General Counsel and Assistant Corporate Secretary

Date: October 13, 2010

EXHIBIT INDEX

Exhibit Number	Description	Filed herewith or incorporated by reference
99.5	Audited Financial Statements of CTE Petrochemicals Company* **	Filed herewith

*
The information included in this Current Report, including exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

**
There were no changes to the Audited Financial Statements of National Methanol Company furnished as part of Exhibit 99.5 to the Form 8-K; accordingly, such financial statements are not being furnished as part of this report.